LORD ABBETT RESEARCH FUND

Lord Abbett Classic Stock Fund

Supplement dated October 11, 2013 to the Summary Prospectus and Prospectus

dated April 1, 2013

The Summary Prospectus and Prospectus are supplemented with the following:

The special meeting of shareholders of Lord Abbett Classic Stock Fund (“Classic Stock Fund”) scheduled to be held on October 11, 2013 at 9:00 a.m. to approve the proposed reorganization of the Fund into Lord Abbett Calibrated Dividend Growth Fund (the “Reorganization”) has been adjourned until November 7, 2013 at 9:00 a.m. to permit further solicitation of Classic Stock Fund’s shareholders. Information about the Reorganization is provided in the Combined Prospectus/Proxy Statement dated September 3, 2013, which previously was furnished to Classic Stock Fund’s shareholders.

Please retain this document for your future reference.